John Deere Owner Trust 1999-A                      Exhibit 99.2
  Statement to Certificateholders

$167,300,000 Class A-1 4.9988%
    Asset Backed Notes due June 19, 2000
$262,000,000 Class A-2 5.4660%
    Asset Backed Notes due August 15, 2001
$186,000,000 Class A-3 5.9400%
    Asset Backed Notes due October 15, 2002
$146,125,000 Class A-4 6.1200%
    Asset Backed Notes due October 17, 2005
$32,230,000  6.100% Class B
    Asset Backed Notes due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                         17-Apr-00

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (b)  A-2 Notes:                             $25,188,456.74
          per $1,000 original principal amount:          $96.14

     (c)  A-3 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (d)  A-4 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (e)  B Notes:                                $1,066,178.06
          per $1,000 original principal amount:          $33.08

     (f)  Certificates:                             $399,816.77
          per $1,000 original principal amount:          $33.08

     (g)  Total:                                 $26,654,451.58

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (b)  A-2 Notes:                                $955,401.97
          per $1,000 original principal amount:           $3.65

     (c)  A-3 Notes:                                $920,700.00
          per $1,000 original principal amount:           $4.95

     (d)  A-4 Notes:                                $745,237.50
          per $1,000 original principal amount:           $5.10

     (e)  B Notes:                                  $112,490.66
          per $1,000 original principal amount:           $3.49

     (f)  Certificates:                                   $0.00
          per $1,000 original principal amount:           $0.00

     (g)  Total:                                  $2,733,830.13

(3)  After giving effect to distributions
     on this Payment Date:

     (a)  (i)  outstanding principal amount
               of A-1 Notes:                              $0.00
          (ii) A-1 Note Pool Factor:                  0.0000000

     (b)  (i)  outstanding principal amount
               of A-2 Notes:                    $165,491,509.70
          (ii) A-2 Note Pool Factor:                  0.6316470

     (c)  (i)  outstanding principal amount
               of A-3 Notes:                    $186,000,000.00
          (ii) A-3 Note Pool Factor:                  1.0000000

     (d)  (i)  outstanding principal amount
               of A-4 Notes:                    $146,125,000.00
          (ii) A-4 Note Pool Factor:                  1.0000000

     (e)  (i)  outstanding principal amount
               of B Notes:                       $21,063,132.72
          (ii) B Note Pool Factor:                    0.6535257

     (f)  (i)  Certificate Balance                $7,898,674.77
          (ii) Certificate Pool Factor:               0.6534942

(4)  Note Value at end of related
     Collection Period:                         $526,578,318.01

(5)  Pool Balance (excluding accrued
     interest) at the end of the related
     Collection Period                          $522,579,002.93

(6)  Amount of Servicing Fee:                       $456,586.75
     per $1,000 original principal amount:            0.5666663

(7)  Amount of Administration Fee:                      $100.00

(8)  Aggregate Purchase Amounts for
     Collection Period:                                   $0.00

(9)  Amount in Reserve Account:                  $14,100,482.07
     Specified Reserve Account Balance:          $14,100,482.07

(10) Aggregate amount of Realized Losses
     for the Collection Period:                      $30,216.54

(11) Amount of Payments that are more than
     60 days past due:                            $2,328,151.00